Exhibit 4.17

                            Schedule of Subscribers
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Robert J. Conrads
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Michael J. Gordon
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J.F. Shea Co., Inc. as Nominee 1997-69
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Jackson Hole Investments Acquisition LP
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Keys Foundation, Curacao, Netherlands, Antilles
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Arthur J. Nagle
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Kevin P. Newman
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Palmetto Partners, Ltd.
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Tis Prager
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David W. Ruttenberg
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Myron M. Teitelbaum, M.D.
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Melvyn I. Weiss
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Bruno Widmer
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Ross D. Ain
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Beagle Limited
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James W. Brady
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Elliott Broidy
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Archibald Cox, Jr.
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Eckardt C. Beck, Defined Pension Plan U/A
1/1/95
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Ellen I. Kaplan Revocable Trust
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Howard Gittis
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Gilbert Goldstein, Paul Shapiro Trustees, UIT
Howard Gittis, dated 12/23/88
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John M. Goodman
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



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HJK, LLC
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IMS Global Investments X, Ltd.
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John S. Osterweis, Trustee for The Osterweis
Revocable Trust U/A dated 1/13/93
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Charles Jurgensmeyer
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Donald R. Kendall, Jr.
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Lawrence & Shirley Kessel
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John LaRocque
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Lincoln Wood Investment
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John Loeb, Jr.
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Richard A. & Gay C. Lydecker
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Paul D. & Rebecca L. Ostrovsky
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Steven N. Ostrovsky
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Pequot Scout Fund, LP
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Louis Reaback
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Raymond Reaback
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William Kymmerly Murphy & Linda Carolyn
Murphy Revocable Trust
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Wolfson Equities
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The Alfred J. Anzalone Family Limited
Partnership
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Alae Partners
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Morris A. Arntson, Jr.
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Raul Baz
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Lawrence Bernstein
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Barry Birbrower, P.C. Profit Sharing Trust
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Bios Equity Fund L.P.
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Thomas L. Cassidy IRA Rollover
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




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Couderay Partners
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Edward Dworetzky
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Norma Dworetzky
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Roxanne H. Frank Revocable Trust
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Ben & Sharyn Friedman
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Gallans & Brooks Associates, Inc. Pension Fund
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Shelley Garfinkel
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Joseph Giamanco
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Alan and Paula Halperin
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Irving B. Harris Revocable Trust
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Paul R. Herman
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Fred Holubow
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Porlana Capital Corp. PTE Ltd.
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Harry Huang & Adrienne Masters
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Jerome Kahn Jr. Revocable Trust
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Roger S. Lash
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Donna Lipman and Lawrence Lipman, Tenants in
Common
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Roy and Marlena Schaefer, JTWROS
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Harris R.L. Lydon, Jr.
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Geo. Manos & Associates, Inc.
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Mike McCullick
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Mileam II
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James J. Pelts
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Pictet Bank & Trust Naussau Ltd.
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Furman Selz, LLC
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James K. Ramaker
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




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Michael Resnick
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David Rosenbaum and Margot Kahn JTWROS
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Melvin Spencer
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Joseph Strassman and Barbara Strassman
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Juris Vitols
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Westbury Nursery Products Ltd.
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Gabriel Zambrano
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Mauricio Arias
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Philip J. Angelastro
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Mario Aristizabal
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Robert S. Bogatin Trust UDT 3/15/91
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Jack R. Cline, Jr.
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James L. Dritz
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Anthony J. Gerace
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Stuart Goldberg and Rhoda Goldberg JTWROS
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Patrick M. Kane
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Albert Milstein
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Joseph A. Natiello
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Maria-Eugenia A. de Salas-Porras
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Sandra Schawelson
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Andrew Strassman
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Richard Strassman
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Tokenhouse Trading Company Limited
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Rodrigo Villamizar
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Donald E. and Virginia V. Vinson Trust
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Martin G. Ballweg
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Richard Berry, MD & Beverly Berry
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



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Ronald W. Braziel
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Tommy L. Davis
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Praful Desai, MD
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J. William Doyle
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A. Mark Gambee, MD and Karen D. Todd, MD
JTWROS
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Hawk Management and Financial Services, Inc.
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Edward F. Heil
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Michael Joyce
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Donald B. and Sylvia A. Kaiserman
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George & Mary Ellen Kimble
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Harold Ksiazek and Jeanette Ksiazek
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Brad Levine DMD
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Hyman A. Lezell Revocable Trust
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Donald W. Linscott
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Stephen A. Lisenby and Patricia J. Lisenby
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Mike & Terry Miller
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Donald Minerva
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Thomas C. Siirola
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William S. Silver
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Aries Domestic Fund, L.P.
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The Aries Trust
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Continental Consulting Corporation
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Ery W. Kehaya
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Pharm-Eco Laboratories, Inc.
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

                             SUBSCRIPTION AGREEMENT


                  SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Procept, Inc. a Delaware Corporation (the "Company") and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

                  WHEREAS, the Company has retained Paramount Capital, Inc. (the "Placement Agent") as Placement Agent, on a "best efforts" basis, in a private placement offering (the "Offering") of Units (the "Units") of the Company;

                  WHEREAS, the Company desires to issue a minimum of ten (10) Units (the "Minimum Offering") and a maximum of sixty (60) Units (the "Maximum Offering"), with an option in favor of the Placement Agent to offer up to an additional sixty (60) Units to cover over-allotments, each Unit consisting of
(A) a number (the "Offering Quantity") of shares of common stock (rounded to the nearest whole share, with one-half (.5) of one share being rounded upward) of the Company, par value $.01 per share (the "Common Stock"), determined by dividing one hundred thousand dollars ($100,000) by the lesser of (a) $0.50 and
(b) seventy-five percent (75%) of the Trading Price (as defined below) of the Common Stock immediately preceding (i) the Initial Closing Date (as defined below), (ii) any Interim Closing Date (as defined below), or (iii) the Final Closing Date (as defined below) of this Offering, whichever is lowest (the lesser of (a) and (b) being the "Offering Price") and (B) warrants (the "Class C Warrants") to purchase at any time prior to the fifth anniversary of the Final Closing Date, a number of shares of Common Stock, per share equal to the product of (x) the Offering Quantity multiplied by (y) 1.0, (the Common Stock to be issued pursuant to this Agreement and the Placement Agency Agreement (as defined below), including the Common Stock issuable upon exercise of the Placement Options and the Advisory Options, the Common Stock issuable as a Reset Issuance, Semi-Annual Issuance, Dilution Issuance or Qualified Offering Issuance (each as defined in Article VI below) and, together with the Class C Warrants and the Common Stock issuable upon exercise of the Class C Warrants being collectively referred to herein as the "Subscription Common" or the "Securities");

                  WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.       SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and shall purchase from the Company such number of Units or fractions thereof and the Company shall sell such Units to the Subscriber as is set forth upon the signature page hereof at a price equal to one hundred thousand dollars ($100,000) per Unit (the "Initial Offering Price"). The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "Fleet National Bank, Escrow Agent, F/B/O Procept, Inc." contemporaneously with the execution and delivery of this Agreement by the Subscriber. The certificates representing the Securities underlying the Units will be delivered by the Company at each closing of the Offering (each, a "Closing") to which such certificates relate as set forth in Article III hereof. The Subscriber understands, however, that this purchase of Units is contingent upon the Company making sales of a minimum of twenty-five (25) Units prior to the termination date of the Offering.

                  1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Subscriber may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Subscriber could sustain the loss of his entire investment and (vi) the Company has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the Term Sheet (as defined below) furnished by the Company to the Subscriber.

                  1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by the Subscriber's responses to the questions contained in Article VIII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

                  1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in securities that are non-listed, unregistered and are not traded on the Nasdaq National or SmallCap Market, nor on the National Association of Securities Dealers, Inc.'s (the "NASD") automated quotation system, or the Subscriber has employed, at its own expense, and relied upon the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to the Subscriber and to evaluate the investment, tax and legal merits and the consequences and risks of such a transaction on the Subscriber's behalf and that such person has such knowledge and experience in financial and business matters is capable of evaluating the merits and risks of the prospective investment and satisfies the conditions set out in Rule 501(h) under the Act; (ii) the Subscriber recognizes the highly speculative nature of this investment; and (iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

                  1.5 The Subscriber hereby acknowledges receipt and careful review of (a) the Confidential Term Sheet dated November 14, 1997 as supplemented and amended, and the attachments and exhibits thereto, all of which constitute an integral part thereof (the "Term Sheet") and (b) this Agreement and all attachments to it, and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and the affairs of the Company and has received any additional information which the Subscriber has requested.

                  1.6 (a) The Subscriber has relied solely upon the information provided by the Company in the Term Sheet and in this Agreement in making the decision to invest in the Units. To the extent necessary, the Subscriber has retained, at the sole expense of the Subscriber, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units hereunder. The Subscriber acknowledges and agrees that (i) the Company has prepared the Term Sheet and that no other person, including, without limitation, the Placement Agent, has supplied any information for inclusion in the Term Sheet other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Term Sheet relating to the Placement Agent,
(ii) the Placement Agent has no responsibility for the accuracy or completeness of the Term Sheet and (iii) the Subscriber has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agent.

                  (b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

                  1.7 The Subscriber hereby represents that the Subscriber either by reason of the Subscriber's business or financial experience, or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

                  1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC" or the "Commission") or any state regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Subscriber shall not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available.

                  1.9 The Subscriber understands that the Securities comprising the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities comprising the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Securities.

                  1.10 The Subscriber understands that there is no public market for the Units or the Securities underlying the Units (other than the Common Stock) and that no market may develop for any such securities. The Subscriber understands that even if a public market develops for such securities, and although there currently is a public market for the Common Stock, reliance upon Rule 144 under the Act, as amended, for resales requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units or any of the Securities comprising the Units under the Act or any state securities or "blue sky" laws other than as set forth in Article V. The Subscriber shall hold the Company and its directors, officers, employees, controlling persons and agents (including the Placement Agent and its officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from, and shall indemnify them against, all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in Article VIII herein), (ii) any sale or distribution by the Subscriber in violation of the Act or any applicable state securities or "blue sky" laws or
(iii) any untrue statement of a material fact made by the Subscriber and contained herein or omission to state herein a material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

                  1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

                  1.12 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company (with the consent of the Placement Agent) and the Placement Agent, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.

                  1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

                  1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

                  1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity, then (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  1.16 The Subscriber acknowledges that if he or she is a registered representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 8.4 below.

                  1.17 The Subscriber acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to state securities laws, including those of the State of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  1.18 Subject to the proviso below, from the date hereof and continuing for a period of nine (9) months (the "Lock-Up Period") from the effective date of the Registration Statement (as defined in Section 5.2 hereof) (the "Effective Date"), the Subscriber shall not, without the prior written consent of the Placement Agent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, 75% of the Registrable Securities (as defined in Section 5.1) purchased or acquired by the Subscriber; provided, however, that, following each three month period after the Effective Date, an amount of Registrable Securities equal to 25% of the number of Registrable Securities purchased or acquired by the Subscriber shall become exempt from the lock-up provisions contained in this sentence. For the sake of clarity, 25% of the Registrable Securities will not be subject to any lock-up. In addition, during the period from the date that the Subscriber was first contacted with respect to the potential purchase of Securities through the last date upon which Subscriber holds any Securities or Registrable Securities, the Subscriber shall not, directly or indirectly through related parties, affiliates or otherwise sell "short" or "short against the box" (as those terms are generally understood) or otherwise engage in any "hedging" transaction with respect to any equity security of the Company; provided, however, that it shall not be a violation of this Section 1.18, if the Subscriber places a sell order for Registrable Securities underlying the Class C Warrants prior to the exercise thereof or at the time the exercise is requested, relies on the Company to deliver such Registrable Securities in accordance with Section 5.4(h) and completes the sale of such Registrable Securities before the Company delivers the Registrable Securities to the Subscriber.

                  1.19 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

                  1.20 The Subscriber acknowledges that (a) the Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (b) the Company shall pay the Placement Agent a commission and reimburse the Placement Agent's expenses in accordance with the Placement Agency Agreement, and the Company shall indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder and (c) registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or its designees who participate in the Offering and sale of the securities sold in the Offering) will be paid a portion of the commissions paid to the Placement Agent including a portion of the Placement Options (as defined in Section 5.1(c) below).

                  1.21 The Subscriber, whose name appears on the signature line below, shall be the beneficial owner of the Securities for which such Subscriber subscribes.

II.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         Except as set forth on the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents, warrants and covenants to the Subscriber that:

                  2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to conduct its business as described in the Term Sheet. The Company is duly qualified to do business as a foreign corporation and is in good standing in Massachusetts and in each jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Term Sheet, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects and financial condition of the Company. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the laws require the Company to be so qualified and/or authorized to do business.

                  2.2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Term Sheet under the heading "Equity Capitalization"; all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. The Securities comprising the Units have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. Except as set forth in the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Term Sheet, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Securities pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), By-laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

                  2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Subscription Common and Class C Warrants contemplated hereby and the Common Stock underlying such Class C Warrants and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Subscription Common and Class C Warrants, as contemplated by this Agreement, such securities will be duly and validly authorized and issued, fully paid and nonassessable. Upon the issuance and delivery of the Common Stock underlying the Class C Warrants, and upon compliance by the Subscriber with the terms hereof, the Common Stock will be duly authorized, validly issued, fully paid and nonassessable. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

                  2.4      No Conflict; Governmental Consents.

                  (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

                  (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issuance and sale of the Units or the Securities comprising the Units, except such filings as may be required to be made with the Commission, the NASD and the National Association of Securities Dealers Automated Quotation System ("Nasdaq") and with any state or foreign blue sky or securities regulatory authority.

                  2.5 Licenses. Except as set forth in the Term Sheet, the Company has all licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

                  2.6 Litigation. Except as set forth in the Term Sheet, the Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition, operations or prospects of the Company.

                  2.7 Accuracy of Reports. All material reports required to be filed by the Company within the three years prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Term Sheet or any subsequently filed report, to the best of the Company's knowledge, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  2.8 Term Sheet; Disclosure. No information set forth in the Term Sheet contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  2.9 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                  2.10 Listing. The Company shall promptly file an Application for Listing of Additional Shares with the Nasdaq National Market (the "Nasdaq") and hereby represents and warrants to the Placement Agent and the Subscriber that it will take any other necessary action in accordance with the rules of the Nasdaq to enable the (a) Subscription Common (including the Common Stock issuable upon exercise of the Class C Warrants) and (b) the Class C Warrants to trade on the Nasdaq.

                  2.11 Reservation of Shares; Transfer Taxes, Etc. The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting any exercises of Class C Warrants, and any Reset Issuance (as defined below), Semi-Annual Issuance (as defined below), Qualified Offering Issuance (as defined below) and Dilution Issuance (as defined below and, together with Reset Issuances, Qualified Offering Issuances and Semi-Annual Issuances, referred to herein as "Article VI Issuances"), such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect such exercises and
Article VI Issuances from time to time required or reasonably anticipated. The Company shall use its best efforts from time to time, in accordance with the laws of the State of Delaware to increase the authorized number of shares of Common Stock if at any time the number of shares of authorized, unissued and unreserved Common Stock shall not be sufficient to permit any required or reasonably anticipated exercises of Class C Warrants or Article VI Issuances. In the event, and to the extent, that the company does not have sufficient authorized but unissued shares of Common Stock to effect any exercise of Class C Warrants or any Article VI Issuance (collectively a "Common Issuance Event"), the Company shall pay the Subscriber cash in an amount per share of Common Stock that would have been issued to such Subscriber pursuant to such Common Issuance Event but for the lack of sufficient authorized but unissued Common Stock equal to the greater of (i) 1.40 times the Dilution Value (as defined below) (or, in the case of shares of Common Stock issuable upon exercise of the Class C Warrants, 1.40 times the exercise price) and (ii) the Market Price, in either case determined as of the date of the event giving rise to such Common Issuance Event.

          The Company shall pay any and all issue or other taxes that may be payable in respect of any Article VI Issuance.

III.     TERMS OF SUBSCRIPTION

                  3.1 The Company shall issue a minimum of ten (10) Units and a maximum of sixty (60) Units. The Placement Agent, at its sole option, may offer and sell up to an additional sixty (60) Units to cover over-allotments. The offering period (the "Offering Period") shall begin on November 14, 1997. Upon receipt of the Minimum Offering amount, the Placement Agent may conduct a closing (the date of which being the "Initial Closing Date") and may conduct subsequent Closings on an interim basis until the Maximum Offering and any over-allotment amount has been reached or the Termination Date (as defined below) has been reached (the "Final Closing Date"). The Offering Period shall terminate at 11:59 p.m. New York City time on March 13, 1998, subject to an extension, at the sole option of the Placement Agent, for an additional sixty
(60) days (the "Termination Date"). The Units will be offered on a "best efforts" basis. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "Fleet National Bank, Escrow Agent, F/B/O Procept, Inc."

                  3.2 Placement of the Units will be made by the Placement Agent, who will receive certain compensation as described in the Term Sheet and the Placement Agency Agreement.

                  3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with Fleet National Bank, having a branch at 345 Park Avenue, New York, New York 10022. If the Company shall not have obtained subscriptions (including this subscription) for purchases of the minimum ten (10) Units on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, with interest, subject to paragraph 3.5 hereof.

                  3.4 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent, if any, or, if no such account exists, to the residential or business address indicated on the signature page hereto.

                  3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

IV.       CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

                  4.1 The Subscriber's obligation to purchase the Units at any Closing is subject to the fulfillment on or prior to each Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

                           (a) Representations and Warranties Correct. The
representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing with the same force and effect as if they had been made on and as of such Closing.

                           (b) Covenants. All covenants, agreements and
conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

                           (c) No Legal Order Pending. There shall not then be
in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                           (d) No Law Prohibiting or Restricting Such Sale.
There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Securities (except as otherwise provided in this Agreement).

                           (e) Minimum Subscriptions. The Company shall have
received binding subscriptions for at least twenty-five (25) Units.

                           (f) Legal Opinion. On each Closing, if requested by
the Placement Agent, at each Closing, counsel to the Company shall have delivered to the Placement Agent, for the benefit of the Placement Agent and the Subscriber, a legal opinion concerning legal matters relating to this Agreement and the Term Sheet as the Placement Agent may require.

                           (g) Comfort Letter. On each Closing, if requested by
the Placement Agent, the Company's auditors, Coopers & Lybrand, LLP, shall have delivered to the Placement Agent for the benefit of the Placement Agent and the Subscriber, a comfort letter to such effect as the Placement Agent may require.

V.  REGISTRATION RIGHTS

                  5.1 As used in this Agreement, the following terms shall have the following meanings:

                           (a) "Affiliate" shall mean, with respect to any
Person (as defined below), any other Person controlling, controlled by, or under direct or indirect common control with, such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                           (b) "Business Day" shall mean a day Monday through
Friday on which banks are generally open for business in New York.

                           (c) "Holders" shall mean the Subscriber and any
person holding Registrable Securities (including the Registrable Securities underlying the placement options (the "Placement Options") and the advisory options (the "Advisory Options") to be granted to the Placement Agent and/or its designees pursuant to the Placement Agency Agreement between the Company and the Placement Agent dated October 26, 1997 (the "Placement Agency Agreement")), or any person to whom the rights under Article V have been transferred in accordance with Section 5.9 hereof.

                           (d) "Person" shall mean any person, individual,
corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                           (e) The terms "register," "registered" and
"registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                           (f) "Registrable Securities" shall mean (i) the
Subscription Common (including the Subscription Common underlying the Placement Options and Advisory Options), (ii) the shares of Common Stock issuable upon the exercise of the Class C Warrants (including the shares of Common Stock issuable upon exercise of the Class C Warrants underlying the Placement Options and the Advisory Options), (iii) the Class C Warrants (including the Class C Warrants issuable upon exercise of the Placement and Advisory Options), (iv) a number of shares of Common Stock issuable upon issuances pursuant to Article VI with respect any Reset Issuance (as defined below) and the first two (2) Semi-Annual Issuances (as defined below) and (v) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Securities; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 5.9.

                           (g) "Registration Expenses" shall mean all expenses
incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the fees of legal counsel for any Holder).

                           (h) "Registration Statement" shall have the meaning
ascribed to such term in Section 5.2.

                           (i) "Registration Period" shall have the meaning
ascribed to such term in Section 5.4.

                           (j) "Selling Expenses" shall mean all underwriting
discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

                  5.2 No later than thirty (30) days after the Final Closing Date (the "Filing Date"), the Company shall file a "shelf" registration statement on the appropriate form (the

"Registration Statement") with the Commission and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) of the Registrable Securities prior to the date which is 75 days after the Final Closing Date. Notwithstanding the foregoing, the Company shall not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

                  5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered; provided that if a Holder uses its own legal counsel in addition to one counsel for all of the Holders of securities registered on behalf of the Holders, such Holder shall bear the cost of such counsel.

                  5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

                           (a) use its best efforts to keep such registration,
and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as the Holder (who is not an affiliate of the Company) may sell under Rule 144 under the Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder, but this sentence shall not relieve the Company of any obligation to comply with this Article V as to any Subscription Common thereafter issued; and

                           (b) advise the Holders:

                                    (i) when the Registration Statement or any
amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the Commission for
amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                                    (iii) of the issuance by the Commission of
any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                                    (iv) of the receipt by the Company of any
notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (v) of the happening of any event that
requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                           (c) make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                           (d) furnish to each Holder, without charge, at least
one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

                           (e) during the Registration Period, deliver to each
Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus and any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

                           (f) during the Registration Period, deliver to each
Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form);

(C) each of its quarterly reports to its stockholders, if any, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

                           (g) prior to any public offering of Registrable
Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                           (h) cooperate with the Holders to facilitate the
timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three
(3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                           (i) upon the occurrence of any event contemplated by
Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (j) use its best efforts to comply with all
applicable rules and regulations of the Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

                  5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                  5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act, or the Exchange Act, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) of the Act or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                           (b) Each Holder will severally, if Registrable
Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of
Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus or offering circular was not made available to the Holder and such current copy of the prospectus or offering circular would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                           (c) Each party entitled to indemnification under this
Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                           (d) If the indemnification provided for in this
Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  5.7 (a) Upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           (b) Each Holder shall suspend, upon request of the
Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

                           (c) As a condition to the inclusion of its
Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder, the Securities of the Company owned beneficially or of record by such holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

                           (d) Each Holder hereby covenants with the Company (i)
not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

                           (e) Each Holder acknowledges and agrees that the
Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                           (f) Each Holder shall not take any action with
respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                           (g) At the end of the period during which the Company
is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

                  5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

                           (a) to make and keep public information available, as
those terms are understood and defined in Rule 144 under the Act, at all times;

                           (b) to file with the Commission in a timely manner
all reports and other documents required of the Company under the Exchange Act; and

                           (c) so long as a Holder owns any unregistered
Registrable Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                  5.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.1 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided that (i) such transfer shall otherwise be effected in accordance with applicable securities laws and Section 6.9; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

                  5.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article

V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

VI.  ADDITIONAL CONTRACTUAL RIGHTS

                  6.1 Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                           (a) "Article VI Rights" shall mean the rights to
receive all Reset Issuances, Semi-Annual Issuances, Dilution Issuances and Qualified Offering Issuances and the right to exercise the Liquidation Put and the Exchange Right, as provided herein.

                           (b) "Change of Shares" shall mean any event that
necessitates an adjustment to the Dilution Value (as defined below) pursuant to
Section 6.7 below.

                           (c) The "Closing Bid Price" of any security, for any
trading day (as defined below), shall be the reported per share closing bid price, regular way, of such security on the relevant Stock Market (as defined below) on such trading day or, if there were no transactions on such trading day, the average of the reported closing bid and asked prices, regular way, of such security on the relevant Stock Market on such trading day.

                           (d) "Dilution Event" shall mean any event that
necessitates an adjustment to the Dilution Value (as defined below) pursuant to
Section 6.6 below.

                           (e) The "Dilution Value" initially shall be the
lesser of (i) $0.50 and (ii) seventy-five percent (75%) of the Trading Price (as defined below) immediately preceding (A) the Initial Closing Date, (B) any interim closing date or (C) the Final Closing Date, whichever is lowest. The Dilution Value is subject to adjustment pursuant to Sections 6.2, 6.6, 6.7 and 6.15.

                           (f) "Fair Market Value" of any asset (including any
security) means the fair market value thereof as mutually determined by the Company and the Placement Agent. If the Company and the Placement Agent are unable to reach agreement on any valuation matter, such valuation shall be submitted to and determined by a nationally recognized independent investment bank selected by the Board of Directors of the Company and the Placement Agent (or, if such selection cannot be agreed upon promptly, or in any event within ten days, then such valuation shall be made by a nationally recognized independent investment banking firm selected by the American Arbitration Association in New York City in accordance with its rules), the costs of which valuation shall be paid for by the Company.

                           (g) The "Issuance Base Amount" for the Subscriber, at
any time, means
the sum of (i) the product of the Offering Quantity multiplied by the number of Units the Subscriber has subscribed for, (ii) the number of shares of any Reset Issuances (as defined below) made to such Subscriber occurring before such time,
(iii) the number of shares of any Semi-Annual Issuances (as defined below) made to such Subscriber occurring before such time, (iv) the number of shares of any Dilution Issuances (as defined below) made to such Subscriber occurring before such time and (v) the number of shares of any Qualified Offering Issuances (as defined below) made to such subscriber ocucring before such time (with appropriate adjustments for any Change of Shares and subject to reduction pursuant to Section 6.10). For any transferee Rights Holder, the Issuance Base Amount, at any time, shall be the number of shares of Common Stock related to such Article VI Rights as were transferred to such Rights Holder plus the number of shares of any Reset Issuance, SemiAnnual Issuance, Dilution Issuance and Qualified Offering Issuance made to such Rights Holder occurring subsequent to such transfer but before such time. The Issuance Base Amount shall include Dilution Issuances which would have been required but for the operation of Paragraph 6.6(b)(i).

                           (h) "Liquidation Event" shall mean any (i)
liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (ii) sale or other disposition of all or substantially all of the assets of the Company or (iii) any consolidation, merger, combination, reorganization or other transaction in which the Company is not the surviving entity or shares of Common Stock constituting more than fifty percent (50%) of the voting power of the Company are exchanged for or changed into stock or securities of another entity, cash and/or any other property (clause (iii) of this Subsection being referred to as a "Merger Transaction"). Notwithstanding the above, any consolidation, merger, combination, reorganization or other transaction in which the Company is not the surviving entity but the stockholders of the Company immediately prior to such transaction own in excess of 50% of the voting power of the corporation surviving such transaction and own such interest in substantially the same proportions as prior to such transaction, shall not be considered a Liquidation Event or a Merger Transaction, provided that the surviving corporation has made appropriate provisions acceptable to the Placement Agent to ensure that the Article VI Rights survive any such transaction.

                           (i) "Market Price" per share of Common Stock shall
mean the average Closing Bid Price (adjusted, where appropriate, for any Change of Shares) for twenty (20) consecutive trading days, ending with the trading day immediately prior to the date as of which the Market Price is being determined; provided, however, that if the prices referred to in the definition of Closing Bid Price cannot be determined on any trading day, "Market Price" shall mean the Fair Market Value.

                           (j) The "Post-Dilution Common Quantity" means the
quotient of the Pre-Dilution Common Value (as defined below) divided by the Dilution Value immediately following the relevant Dilution Event, Reset Event or Qualified Offering Adjustment Event (as defined below).

                           (k) The "Pre-Dilution Common Value" means the product
of the

Issuance Base Amount multiplied by the Dilution Value immediately preceding the relevant Dilution Event, Reset Event or Qualified Offering Adjustment Event (as defined below).

                           (l) "Rights Holder" shall mean the Subscriber or any
Person who succeeds to such Subscriber's Article VI Rights pursuant to Section 6.9.

                           (m) The "Stock Market" shall mean, with respect to
any security, the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, shall mean The Nasdaq National Market System or The Nasdaq SmallCap Market (collectively, "Nasdaq") or, if such security is not quoted on Nasdaq, shall mean the OTC Bulletin Board or, if such security is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

                           (n) A "trading day" shall mean a day on which the
Stock Market is open for the transaction of business.

                           (o) "Trading Price" shall mean the lower of (i) the
average Closing Bid Price of the Common Stock for the thirty (30) consecutive trading days immediately preceding the date as of which the Trading Price is being determined (with appropriate adjustments for any Change of Shares) and
(ii) the average Closing Bid Price of the Common Stock for five (5) consecutive trading days immediately preceding the date as of which the Trading Price is being determined (with appropriate adjustments for any Change of Shares).

                           (p) The "Transfer Agent"shall mean American Stock
Transfer & Trust Company or the duly appointed successor thereto serving as the transfer agent for the Common Stock.

                  6.2 Reset. (a) The Dilution Value in effect immediately prior to the date that is 12 months after the Final Closing Date (the "Reset Date") shall be adjusted and reset effective as of the Reset Date if the Market Price of the Common Stock as of the Reset Date (the "12-Month Trading Price") is less than 140% of the then applicable Dilution Value (a "Reset Event"). Upon the occurrence of a Reset Event, the Dilution Value shall be reduced to be equal to the greater of (A) the 12-Month Trading Price divided by 1.40, and (B) 25% of the then applicable Dilution Value.

                           (b) Within fifteen (15) days of the Reset Date, the
Company shall prepare a certificate signed by the Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth the Dilution Value as of the Reset Date, showing in reasonable detail the facts upon which such Dilution Value is based, and such certificate shall forthwith be filed with the Transfer Agent. A notice stating that the Dilution Value has been adjusted pursuant to this paragraph, or that no adjustment is necessary, and setting forth the Dilution Value in effect as of the Reset Date shall be mailed as promptly as practicable after the Reset Date by the Company to all Rights Holders at their last addresses as they shall appear in the Transfer Agent's record books.

                  6.3 Reset Issuance. If there is any change in the Dilution Value as a result of Subsection 6.2(a), then, on such date, the Company shall issue to the Rights Holder a number of shares of Common Stock (the "Reset Issuance") equal to the difference between the Post-Dilution Common Quantity minus the Issuance Base Amount.

                  6.4 Semi-Annual Issuances. On each six month anniversary of the Reset Date (or the next succeeding business day), the Company shall issue (each a "Semi-Annual Issuance") to the Rights Holder a number of shares of Common Stock equal to 5% of the Issuance Base Amount on the applicable six month anniversary date.

                  6.5 Dilution Issuances. Upon the occurrence of any Dilution Event, the Company shall issue (each a "Dilution Issuance") to the Rights Holder a number of shares of Common Stock equal to the difference of the Post-Dilution Common Quantity minus the Issuance Base Amount.

                  6.6 Anti-Dilution Adjustments.

                           (a) Except as otherwise provided in Subsection
6.6(c), in the event the Company shall, at any time or from time to time after the date hereof, sell or issue any shares of Common Stock for a consideration per share less than either (i) the Dilution Value in effect on the date of such sale or issuance or (ii) the Market Price of the Common Stock as of the date of the sale or issuance (any such sale or issuance a "Dilutive Issuance"), then, and thereafter upon each further Dilutive Issuance, the Dilution Value in effect immediately prior to such Dilutive Issuance shall be changed to a price (rounded to the nearest cent) determined by multiplying the Dilution Value in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Paragraph 6.6(b)(v) below) for the issuance of such additional shares would purchase at the greater of (x) the Dilution Value in effect on the date of such issuance or (y) the Market Price of the Common Stock as of such date, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the Dilutive Issuance. Such adjustment shall be made successively whenever such an issuance is made.

                           (b) For purposes of Subsection 6.6(a), the following
Paragraphs (i) to (v) shall also be applicable:

                                    (i) No adjustment of the Dilution Value
shall be made unless such adjustment would require a decrease of at least $.01; provided that any adjustments which by reason of this Paragraph 6.6(b)(i) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with adjustments so carried forward, shall require a decrease of at least $.01 in the Dilution Value then in effect hereunder.

                                    (ii) In case of (A) the sale or other
issuance by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (B) the issuance by the Company, without the receipt by the Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration, as set forth in the instrument relating thereto, without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount, as set forth in the instrument relating thereto, without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto, without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than either the Dilution Value or the Market Price of the Common Stock as of the date of the issuance or sale of such rights, warrants or options, then such total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be "Common Stock" for purposes of Subsection 6.6(a) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsection 6.6(a).

                                    (iii) In case of the sale or other issuance
by the Company of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount, as set forth in the instrument relating thereto, without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than either the Dilution Value or the Market Price of the Common Stock as of the date of the sale or other issuance of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be "Common Stock" for purposes of Subsection 6.6(a) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsection 6.6(a).

                                    (iv) In case the Company shall modify the
rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (ii) or (iii) of this Subsection 6.6(b) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than either the Dilution Value or the Market Price of the Common Stock as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed for purposes of calculating any adjustments pursuant to this Section 6.6 to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect. On the expiration or cancellation of any such right, warrant or option or the termination or cancellation of any such right to convert or exchange any such Convertible Securities, the Dilution Value then in effect hereunder shall forthwith be readjusted to such Dilution Value as would have obtained (A) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (B) had adjustments been made on the basis of the Dilution Value as adjusted under clause (A) of this sentence for all transactions (which would have affected such adjusted Dilution Value) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

                                    (v) In case of the sale of any shares of
Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith; provided, however that if the Placement Agent disagrees with such determination, the Company shall retain, at its own expense, an independent investment banking firm acceptable to the Placement Agent for the purpose of obtaining an appraisal.

                  (c) Notwithstanding any other provision hereof, no adjustment to the Dilution Value will be made:

                                    (i) upon the exercise of any of the options
outstanding on the date hereof under the Company's existing stock option plans;
or

                                    (ii) upon the issuance or exercise of
options which may hereafter be granted with the approval of the Board of Directors, or exercised, under any employee benefit plan of the Company to officers, directors, consultants or employees, but only with respect to such options as are exercisable at prices no lower than the Closing Bid Price (or, if the prices referenced in the definition of Closing Bid Price cannot be determined, the Fair Market Value) of the Common Stock as of the date of grant thereof; or

                                    (iii) upon issuance or exercise of the
Placement Options or the Advisory Options, upon the conversion the New Warrants (as defined in Exhibits B and C to the Securities Purchase Agreement dated as of June 30, 1997), upon the issuance or exercise of the Subscription Common or the Class C Warrants to be issued (i) on or prior to the Final Closing Date or (ii) pursuant to the exercise of the Placement and Advisory Options, or upon the issuance, conversion or the exercise of any Series A Preferred Stock or New Warrants or Class C Warrants approved in writing by the Placement Agent; or

                                    (iv) upon the issuance or sale of Common
Stock or Convertible Securities pursuant to the exercise of any rights, options or warrants to receive, subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the Final Closing Date or were thereafter issued or sold, provided that an adjustment was either made or not required to be made in accordance with Subsection 6.6(a) in connection with the issuance or sale of such securities or any modification of the terms thereof; or

                                    (v) upon the issuance or sale of Common
Stock upon conversion or exchange of any Convertible Securities, provided that any adjustments required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made, and whether or not such Convertible Securities were outstanding on the Final Closing Date or were thereafter issued or sold; or

                                    (vi) upon the issuance of stock that may
hereafter be purchased or sold with the approval of the Board of Directors, under the 1993 Employee Stock Purchase

Plan of the Company to officers, directors, consultants or employees, but only with respect to such shares as are purchased and/or sold in accordance with the current plan and at the prices no lower than eighty-five percent (85%) of the Closing Bid Price (or, if the prices referenced in the definition of Closing Bid Price cannot be determined, 85% of the Fair Market Value) of the Common Stock as of the date of purchase and/or sale thereof;

                           Paragraph 6.6(b)(iv) shall nevertheless apply to any
modification of the rights of conversion, exchange or exercise of any of the securities referred to in this Subsection 6.6(c), except that Paragraph 6.6(b)(iv) shall not apply to any modification of the rights of conversion, exchange or exercise of the securities excepted by Paragraph (iii) of this Subsection 6.6(c) that are required by the original terms of those respective instruments.

                           (d) As used in this Section 6.6, the term "Common
Stock" shall mean and include the Company's Common Stock authorized on the date of the first original issue of the Units and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company.

                           (e) The Company from time to time may decrease the
Dilution Value by any amount for any period of time if the period is at least 20 days and if the decrease is irrevocable during the period. Whenever the Dilution Value is so decreased, the Company shall mail to the Rights Holders a notice of the decrease at least 15 days before the date the decreased Dilution Value takes effect, and such notice shall state the decreased Dilution Value and the period it will be in effect.

                           The Company may make such decreases in the Dilution
Value, in addition to those required or allowed by this Article VI, as shall be determined by it, as evidenced by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

                  6.7 Change of Shares Adjustments. In the event the Company shall, at any time or from time to time after the date hereof (i) issue any shares of Common Stock as a stock dividend to the holders of Common Stock or
(ii) subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such issuance, subdivision or combination being herein called a "Change of Shares"), then the Dilution Value shall be changed to a price (rounded to the nearest cent) determined by multiplying the Dilution Value in effect immediately prior to such Change of Shares by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the Change of Shares and the denominator of which shall be the number of shares of Common Stock outstanding immediately following the Change of Shares.

                  6.8 Liquidation Put. (a) The Rights Holder may require the Company to repurchase with cash any number (not to exceed such Rights Holder's Issuance Base Amount) of shares of Common Stock then owned by such Rights Holder for 140% of the aggregate Dilution Value of such shares; provided, however, in the event of a Merger Transaction, any repurchase pursuant to this Section 6.8 may be paid in cash, property (valued as provided in Subsection 6.8 (d)) and/or securities (valued as provided in Subsection 6.8 (d)) of the entity surviving such Merger Transaction. Notwithstanding the foregoing, the Company shall have no obligation to repurchase Common Stock owned by the Rights Holders, if and to the extent that the Company is not permitted to do so under the terms of the Series A Preferred Stock.

                           (b) The Rights Holder covenants not to exercise the
Liquidation Put unless a Liquidation Event has occurred.

                           (c) The Rights Holder's Article VI Rights shall be
terminated to the pro rata extent of any exercise of such Rights Holder's Liquidation Put.

                           (d) Any securities or other property to be delivered
to the Rights Holder pursuant to this Section 6.8 shall be valued as follows:

                                    (i) Securities not subject to an investment
letter or other similar restriction on free marketability:

                                    (A) If actively traded on the Stock Market,
                                        the value shall be deemed to be the
                                        Market Price of such securities as of
                                        the third day prior to the date of
                                        valuation.

                                    (B) If not actively traded on the Stock
                                        Market, the value shall be the Fair
                                        Market Value of such securities.

                                    (ii) For securities for which there is an
active public market but which are subject to an investment letter or other restrictions on free marketability, the value shall be the Fair Market Value thereof, determined by discounting appropriately the Market Price thereof.

                                    (iii) For all other securities, the value
shall be the Fair Market Value thereof.

                  6.9 Transfer of Rights Under This Article VI. The Rights Holder's Article VI Rights are not transferable unless the transferee will be both the record and beneficial owner of the related Common Stock and executes and delivers to the Company a counterpart to this Agreement agreeing to be bound by the obligations of the Subscriber hereunder. Any such transferee must provide his or her name and address, which name and address must be that of the beneficial owner, to the Company. Any transfer of Common Stock and related
Article VI Rights
must be performed in accordance with applicable securities laws and regulations, and the transferor must provide the Company with an opinion of counsel, satisfactory to the Company, to that effect. Furthermore, no transfer of Article VI Rights may be made relating to fewer shares of Common Stock than the quotient of $25,000 divided by the Dilution Value. ANY PURPORTED TRANSFER OF ARTICLE VI RIGHTS NOT IN COMPLIANCE WITH THIS SECTION 6.9 SHALL BE NULL AND VOID AND THE RIGHTS HOLDER SHALL FORFEIT ALL ARTICLE VI RIGHTS RELATED TO SUCH TRANSFERRED COMMON STOCK. Upon, and to the extent of, any transfer of Common Stock without the related Article VI Rights, such related Article VI Rights shall terminate.

                  6.10 Adjustments to Issuance Base Amount. Upon the termination of any of the Rights Holder's Article VI Rights, such Rights Holder's Issuance Base Amount shall be proportionally reduced.

                  6.11 Notices.

                           (a) After each adjustment of the Dilution Value
pursuant to Sections 6.2, 6.6, 6.7 and 6.15 the Company will promptly prepare a certificate signed by the Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Dilution Value as so adjusted and (ii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Transfer Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Rights Holder at his or her last address as it shall appear on the Transfer Agent's record books. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of such adjustment. The affidavit of an officer of the Transfer Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts therein stated. The Transfer Agent may rely on the information in the certificate as true and correct and has no duty nor obligation independently to verify the amounts or calculations therein set forth.

                           (b) After any adjustment in the Issuance Base Amount
resulting from (i) any Reset Issuances, Semi-Annual Issuances, Dilution Issuances or Qualified Offering Issuance (ii) any Change in Shares or (iii) any termination of Article VI Rights, the Company will promptly prepare a certificate signed by the Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (x) the Issuance Base Amount immediately preceding and succeeding such adjustment and (y) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Transfer Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Rights Holder at his or her last address as it shall appear on the Transfer Agent's record books. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of such adjustment. The affidavit of an officer of the Transfer Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts therein stated. The Transfer Agent may rely on the information in the certificate as true and correct and has no duty nor obligation independently to verify the amounts or calculations therein set forth.

                  6.12 Treasury Stock. Any Reset Issuance, Semi-Annual Issuance and Dilution Issuance shall be made with duly authorized, fully-paid and non-assessable shares of Common Stock, in accordance with Delaware Law, and shall be drawn from the treasury stock of the Company to the extent available. The Company shall promptly furnish to the Placement Agent, upon request, an opinion of counsel reasonably satisfactory to the Placement Agent that the requirements of this Section 6.12 have been met as to any issuance referred to herein. The Company shall not otherwise sell, issue, cancel or otherwise impair any of its treasury stock without the Placement Agent's prior written consent.

                  6.13 Mandatory Termination of Article VI Rights. At any time on or after the Reset Date, the Company may cause the Rights Holder's Article VI Rights to be terminated if the Market Price of the Common Stock shall have exceeded 300% of the then applicable Dilution Value as of the third business day prior to the date of notice of termination. No greater than 60 nor fewer than 20 days prior to the date of any such mandatory termination, notice by first class mail, postage prepaid, shall be given to the Rights Holders, addressed to such Rights Holders at their last addresses as they shall appear in the Transfer Agent's record books. Each such notice shall specify the date fixed for termination. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given by the Company on the date deposited in the mail, whether or not the Rights Holder receives such notice; and failure properly to give such notice by mail, or any defect in such notice, to any Rights Holders shall not affect the validity of the proceedings for the termination of any other Rights Holders' Article VI Rights.

                  6.14 With the written consent of the Company and the Rights Holders holding at least a majority of the issued and outstanding Common Stock subject to Article VI Rights, any provision of this Article VI may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Rights Holders, if any, who have not previously received notice thereof or consented thereto in writing.

                  6.15 Optional Exchange/Reset. (a) Upon the receipt of requisite approvals, if any, from the stockholders of the Company, the shares of Common Stock acquired hereunder may be exchanged (the "Exchange Right"), at the option of each Rights Holder, upon the completion of a Qualified Offering (as defined below) into Qualified Offering Securities (as defined below). Upon exchange of their shares of Common Stock, up to the Issuance Base Amount, the exchanging Rights Holders shall receive an amount of Qualified Offering Securities equal to the quotient of (i) the Issuance Base Amount being exchanged multiplied by the Dilution Value at the time of the Qualified Offering, divided by (ii) the Qualified Offering Securities Price (as defined below) multiplied by
 .75 (the "Exchange Price"); provided, however, that in the event that the Exchange Price divided by the Underlying Common Stock Amount (as defined below) is less than the greater of (a) 50% of the Offering Price and (b) 50% of the average closing bid price of the Common Stock for the twenty trading days immediately preceding the date of such exchange (the "Floor Price"), then the Exchange Price shall equal the Floor Price multiplied by the Underlying Common Stock Amount.

As used herein the following terms shall have the following meanings:

(i) "Underlying Common Stock Amount" shall equal the number of shares of Common Stock and Common Stock underlying Convertible Securities included as part of each Qualified Offering Security but shall not include Common Stock underlying warrants or options to purchase Common Stock or to purchase a Convertible Security, whether or not such warrant or option contains a right to exercise such warrant or option by the delivery of shares deemed purchased thereunder, including, without limitation, by a cashless exercise.

(ii) "Qualified Offering Security" and "Qualified Offering Securities" shall mean the security or securities (whether they are Common Stock, Convertible Securities, units of Common Stock and/or Convertible Securities (as defined below) and warrants or other similar rights) issued or sold in the Qualified Offering (including any contractual rights granted to investors in connection with the Qualified Offering).

(iii)"Qualified Offering" shall mean the sale or series of sales of equity securities of the Company next occurring after the Final Closing Date of this Offering, including, without limitation, Common Stock, warrants, units of Common Stock and warrants, other securities exchangeable, convertible or exercisable for Common Stock, alone or in units, whether in a public offering or private placement, raising gross proceeds in excess of $2,500,000; excluding, however, at the Company's option, a firm commitment underwritten public offering.

(iv) "Qualified Offering Securities Price" shall mean the selling price to investors for each Qualified Offering Security.

(v) "Convertible Security" and "Convertible Securities" shall mean any security convertible into or exchangeable for a share or shares of Common Stock without the payment of any additional consideration in such conversion or exchange other than the delivery of such security, but shall not include a warrant or option to purchase Common Stock or to purchase a Convertible Security, whether or not such warrant or option contains a right to exercise such warrant or option by the delivery of shares deemed purchased thereunder, including, without limitation, by a cashless exercise.

                  (b) Upon and to the extent of any exchange into Qualified Offering securities as set forth in Section 6.15(a) above, the Article VI Rights related to the exchanged Common Stock shall terminate.

                  (c) Upon the receipt of requisite approvals, if any, from the stockholders of the Company, holders who elect not to exchange their Common Stock upon a Qualified Offering for Qualified Offering Securities, shall have the Dilution Value with respect to their Article VI Rights adjusted (a "Qualified Offering Adjustment Event") to equal the Exchange Price and shall receive an additional number of shares (the "Qualified Offering Issuance") of Common Stock equal to the difference between (i) the quotient of (a) the Issuance Base Amount multiplied by the Dilution Value in effect prior to the date of adjustment divided by (b) the (x) Exchange Price divided by (y) the Underlying Common Stock Amount, and (ii) the Issuance Base Amount prior to the date of adjustment; provided, however, that no adjustment shall be made if it would result in an increase in the Dilution Value. Holders receiving Qualified Offering Issuance shall have Article VI Rights with respect to such shares.

VII.     MISCELLANEOUS

                  7.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to Procept, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139,
Attn: Stanley C. Erck, and to the Subscriber at the Subscriber's address indi-cated on the signature page of this Agreement and to any Rights Holders at his or her last address as it shall appear in the Transfer Agent's record books. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

                  7.2 Except as provided in Section 5.10 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                  7.3 Subject to the provisions of Sections 1.6, 5.9, 6.9 and 7.12, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. In addition, the Placement Agent is intended to be and shall be third-party beneficiary of the provisions hereof. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  7.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

                  7.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY

BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORA FOR RESOLVING DISPUTES ARISING OUT OF, OR RELATING TO, THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

                  7.6 In order to discourage frivolous claims, unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

                  7.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

                  7.8 A waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  7.9 The parties shall execute and deliver all such further documents, agreements and instruments and shall take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                  7.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                  7.11 (a) The Subscriber shall not issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

                           (b) The Company shall not disclose the names,
addresses or any other information about the Subscriber, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in the Registration Statement.

                  7.12 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except
(a) for the holders of Registrable Securities, and (b) for the Placement Agent pursuant to Section 1.6(a) and where otherwise explicitly noted, including, without limitation, the provisions of Article V and Section 7.3 and (c) for any Rights Holders to whom Article VI Rights were transferred pursuant to 6.9.

                  7.13 The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of Article V and
Article VI of this Agreement were not performed in accordance with its specific terms or were otherwise breached and that such damage would not be compensable in money damages and that it would be extremely difficult or impracticable to measure the resultant damages. Accordingly, the Subscriber shall be entitled to an injunction or injunctions with respect to the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it may be entitled at law or in equity, and the Company expressly waives any defense that a remedy in damages would be adequate and expressly waives any requirement in an action for specific performance for the posting of a bond by the Subscriber bringing such action.

                  7.14 For Missouri Residents Only: the Units are not registered under the laws of the state of Missouri and may only be disposed of through a licensed broker-dealer. It is a felony to sell securities in violation of the Missouri Securities Act.

VIII. CONFIDENTIAL INVESTOR QUESTIONNAIRE

               8.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A  _____   The undersigned is an individual (not a partnership,
                    corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                    Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ______   The undersigned is an individual (not a partnership,
                    corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expec-tation of reaching the same income level in the current year.

Category C ______   The undersigned is a director or executive officer of the
                    Company which is issuing and selling the Units.

Category D ______   The undersigned is a bank; a savings and loan association;
                    insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                    ----------------------------------------

                    ----------------------------------------
                                (describe entity)

Category E ______   The undersigned is a private business  development company as defined in section 202(a)(22) of the Investment Advisors
                    Act of 1940.

                    ----------------------------------------

                    ----------------------------------------
                                (describe entity)


Category F ______   The undersigned is either a corporation, partnership,
                    Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal
                    Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                    ----------------------------------------

                    ----------------------------------------
                                (describe entity)

Category G ______   The undersigned is a trust with total assets in excess of
                    $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation
                    506(b)(2)(ii) under the Act.

Category H ______   The undersigned is an entity (other than a trust) all the

                    equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                    ----------------------------------------

                    ----------------------------------------
                                (describe entity)

Category I ______   The undersigned is not within any of the categories above
                    and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Final Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

         8.2      SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c) For all Subscribers, please list types of prior investments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(d) For all Subscribers, please state whether you have you participated in other private placements before:

                           YES_______         NO_______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

                     Public             Private            Public or Private
                    Companies          Companies        Biotechnology Companies
                    ---------          ---------        ------------------------
Frequently          ---------          ---------        -------------

Occasionally        ---------          ---------        -------------

Never               ---------          ---------        -------------


(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                           YES_______          NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                           YES_______          NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                           YES_______          NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                           YES_______          NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                           YES_______          NO_______


         8.3      MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                             (a)    Individual Ownership
                             (b)    Community Property
                             (c)    Joint Tenant with Right of
                                    Survivorship (both parties
                                    must sign)
                             (d)    Partnership*
                             (e)    Tenants in Common
                             (f)    Company*
                             (g)    Trust*
                             (h)    Other

         *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

                  8.4      NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________                       No __________

If Yes, please describe:

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

---------------------------------
Name of NASD Member Firm

By: ______________________________
         Authorized Officer

Date: ____________________________




                  8.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.

                                                                [Signature Page]

NUMBER OF UNITS              X $100,000 =                 (the "Purchase Price")
                -------------             ----------------


Signature                           Signature (if purchasing jointly)


Name Typed or Printed               Name Typed or Printed


Entity Name                         Entity Name


Address                             Address


City, State and Zip Code            City, State and Zip Code


Telephone-Business                  Telephone--Business


Telephone-Residence                 Telephone--Residence


Facsimile-Business                  Facsimile--Business


Facsimile-Residence                 Facsimile--Residence


Tax ID # or Social Security #       Tax ID # or Social Security #

Name in which securities should be issued:

Check the box marked YES if you would like the securities
to be delivered to your account with Paramount Capital, Inc.  Yes ___    No ___

(If you check "No", securities will be delivered to you at the address provided above)

Dated:             , 1998

         This Subscription Agreement is agreed to and accepted as of ___________________________ , 1998.


                                  PROCEPT, INC.

                                  By:  _______________________________________
                                          Name:
                                          Title:

                            CERTIFICATE OF SIGNATORY

                          (To be completed if Units are
                       being subscribed for by an entity)


         I,_________________________________, am the____________________________
of

_____________________________________________ (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this________day of _________________, 1998.


                                         ---------------------------------------
                                         (Signature)